Exhibit 10.3

Execution Version

FIRST AMENDMENT

TO

CREDIT AGREEMENT

dated as of

May 11, 2011

among

DRESSER RAND GROUP INC.,

as Domestic Borrower,

D-R HOLDINGS (France) S.A.S.,

as French Borrower,

THE LENDERS PARTY HERETO,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

J.P. MORGAN EUROPE LIMITED,

as European Administrative Agent

FIRST AMENDMENT CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of May 11, 2011, is among DRESSER RAND GROUP INC., a Delaware corporation (the “Domestic Borrower”); D-R HOLDINGS (France) S.A.S., a corporation organized under the laws of France (the “French Borrower” and together with the Domestic Borrower, the “Borrowers”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

The Borrowers, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of March 15, 2011 (the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrowers; and

The Borrowers have requested, and the Administrative Agent and the Lenders are willing, to amend certain provisions of the Credit Agreement as more fully provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections and Articles in this First Amendment refer to Sections and Articles of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendment to Section 1.01. The following definition is hereby amended in its entirety to read as follows:

“Delayed Draw Commitment” shall mean, with respect to each Delayed Draw Lender, the commitment of such Delayed Draw Lender to make its Delayed Draw Term Loan to the Domestic Borrower pursuant to Section 2.01(c), expressed as a Dollar amount, or the Equivalent in Euros if requested by the Domestic Borrower at such time, representing the maximum aggregate permitted amount of such Delayed Draw Lender’s Delayed Draw Credit Exposure hereunder. The Dollar amount of each Delayed Draw Lender’s Delayed Draw Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Delayed Draw Lender shall have assumed its Delayed Draw Commitment, as applicable. The aggregate Dollar amount of the Delayed Draw Commitments on the date hereof is $240.0 million.

2.2 Amendment to Section 2.01(c). Section 2.01(c) is hereby amended in its entirety to read as follows:

(c) each Delayed Draw Lender agrees to make a single Delayed Draw Term Loan in Dollars, or in Euros if requested by the Domestic Borrower at such time, to the Domestic Borrower, at the Domestic Borrower’s option, on a Business Day during the Delayed Draw Availability Period, in a principal amount not to exceed such Lender’s Delayed Draw Commitment. Any portion of the Delayed Draw Commitment not borrowed during the Delayed Draw Availability Period will thereafter be unavailable.

2.3 Amendment to Section 2.12(b). Section 2.12(b) is hereby amended and restated in its entirety to read as follows:

(b) (i) If on any date, the Administrative Agent notifies the Domestic Borrower that, on the last day of any month, the sum of (i) the sum of aggregate principal amount of all Revolving Facility Loans denominated in Dollars plus the aggregate principal amount of all Letters of Credit denominated in Dollars then outstanding plus (ii) the Equivalent in Dollars (determined on the third Business Day prior to such interest payment date) of the sum of the aggregate principal amount of all Revolving Facility Loans denominated in Foreign Currencies plus the aggregate principal amount of all Letters of Credit denominated in Foreign Currencies then outstanding exceeds 105% of the aggregate Revolving Facility Commitments of the Lenders on such date, the Domestic Borrower and each other Borrower shall, as soon as practicable and in any event within two Business Days following such date, prepay the outstanding principal amount of any Revolving Facility Loans owing by such Borrower in an aggregate amount (or deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.05(j)) sufficient to reduce such sum to an amount not to exceed 100% of the aggregate Revolving Facility Commitments of the Lenders on such date together with any interest accrued to the date of such prepayment on the aggregate principal amount of Revolving Facility Loans prepaid. The Administrative Agent shall give prompt notice of any prepayment required under this Section 2.12(b)(i) to the Domestic Borrower and the Lenders.

(ii) If on any date, the Administrative Agent notifies the Domestic Borrower that, on the last day of any month, the sum of (i) the aggregate principal amount of all Delayed Draw Term Loans denominated in Dollars then outstanding plus (ii) the Equivalent in Dollars (determined on the third Business Day prior to such interest payment date) of aggregate principal amount of all Delayed Draw Term Loans denominated in Foreign Currencies then outstanding exceeds 105% of the aggregate Delayed Draw Commitments of the Lenders on the Closing Date, the Domestic Borrower and each other Borrower shall, as soon as practicable and in any event within five Business Days following such date, prepay the outstanding principal amount of any Delayed Draw Term Loans owing by such Borrower in an aggregate amount sufficient to reduce such sum to an amount not to exceed 100% of the aggregate Delayed Draw Commitments of the Lenders on the Closing Date together with any interest accrued to the date of such prepayment on the aggregate principal amount of Delayed Draw Term Loans prepaid. The Administrative Agent shall give prompt notice of any prepayment required under this Section 2.12(b)(ii) to the Domestic Borrower and the Lenders.

2

2.4 Amendment to Section 3.11. Section 3.11 is hereby amended by replacing the last sentence thereof with the following:

The Domestic Borrower will use the proceeds of the Delayed Draw Term Loans solely to consummate the acquisition of Target, to repurchase issued and outstanding shares of common Equity Interests of the Domestic Borrower and/or to repay Borrowings under the Revolving Facility used for the foregoing purposes.

2.5 Amendment to Schedule 3.20. Schedule 3.20 to this First Amendment supersedes and replaces Schedule 3.20 to the Credit Agreement.

Section 3. Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.08 of the Credit Agreement) (the “Effective Date”):

3.1 The Administrative Agent shall have received from the Required Lenders and the Borrowers, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.

3.2 No Default or Event of Default shall have occurred and be continuing, after giving effect to the terms of this First Amendment.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. The Borrowers hereby: (a) acknowledge the terms of this First Amendment; (b) ratify and affirm their obligations under, and acknowledge, renew and extend their continued liability under, each Loan Document to which they are a party and agree that each Loan Document to which they are a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agree that from and after the Effective Date each reference to the Credit Agreement in the Guarantee and Collateral Agreement, the Mortgages and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment; and (d) represent and warrant to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties made by the Borrowers contained in each Loan Document to which they are a party are true and correct in all material respects, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) no Default or Event of Default has occurred and is continuing.

4.3 Loan Document. This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

3

4.5 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

4

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

DRESSER RAND GROUP INC.,
as the Domestic Borrower

By:	/s/ Robert J. Saltarelli
Name:	Robert J. Saltarelli
Title:	Vice President and Treasurer

D-R HOLDINGS (France) S.A.S., as the French Borrower

By:	/s/ Nicoletta Giadrossi
Name:	Nicoletta Giadrossi
Title:	Vice President and General Manager, EMEA

JPMorgan Chase Bank, N.A.,
as Administrative Agent and as a Lender

By:	/s/ Preeti Bhatnagar
Name:	Preeti Bhatnagar
Title:	Authorized Officer

J.P. Morgan Europe Limited,
As European Administrative Agent and as a Lender

By:	/s/ Alastair A. Stevenson
Name:	Alastair A. Stevenson
Title:	Managing Director

Bank of America, N.A.,
as Co-Syndication Agent and as a Lender

By:	/s/ Julie Castano
Name:	Julie Castano
Title:	Vice President

Commerzbank AG, New York and Grand Cayman Branch,
as Co-Syndication Agent and as a Lender

By:	/s/ Matthew Havens
Name:	Matthew Havens
Title:	Assistant Vice President

By:	/s/ Diane L. Pockaj
Name:	Diane L. Pockaj
Title:	Managing Director

DnB NOR Bank ASA,
as Co-Syndication Agent and as a Lender

By:	/s/ Barbara Gronquist
Name:	Barbara Gronquist
Title:	Senior Vice President

By:	/s/ Cathleen Buckley
Name:	Cathleen Buckley
Title:	Senior Vice President

Sovereign Bank,
as Co-Syndication Agent and as a Lender

By:	/s/ Cameron D. Gateman
Name:	Cameron D. Gateman
Title:	Senior Banker / Large Corporate

Wells Fargo Bank, N.A.,
as Co-Syndication Agent and as a Lender

By:	/s/ J.C. Hernandez
Name:	J.C. Hernandez
Title:	Director

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as a Lender

By:	/s/ John R. Jeffers
Name:	John R. Jeffers
Title:	Authorized Signatory

Compass Bank,
as a Lender

By:	/s/ Payton K. Swope
Name:	Payton K. Swope
Title:	Vice President

Citibank, N.A.,
as a Lender

By:	/s/ Christopher M. Hartzell
Name:	Christopher M. Hartzell
Title:	Vice President

HSBC Bank USA, N.A.,
as a Lender

By:	/s/ Bruce Robinson
Name:	Bruce Robinson
Title:	Vice President

By:	/s/ Koby West
Name:	Koby West
Title:	Assistant Vice President

Sumimoto Mitsui Banking Corporation,
as a Lender

By:	/s/ Hiroshi Higuma
Name:	Hiroshi Higuma
Title:	Joint General Manager

Barclays Bank PLC,
as a Lender

By:	/s/ John Laud
Name:	John Laud
Title:	Relationship Director

U.S. Bank National Bank,
as a Lender

By:	/s/ John Prigge
Name:	John Prigge
Title:	Vice President

Branch Banking and Trust Co.,
as a Lender

By:	/s/ Elizabeth Seigler
Name:	Elizabeth Seigler
Title:	Assistant Vice President

Comerica Bank,
as a Lender

By:	/s/ L. J. Perenyi
Name:	L. J. Perenyi
Title:	Vice President

Morgan Stanley Bank, N.A.,
as a Lender

By:	/s/ Frank Jolley
Name:	Frank Jolley
Title:	Authorized Signatory

Morgan Stanley Bank International Limited,
as a Lender

By:	/s/ Andrew Ross Atkins
Name:	Andrew Ross Atkins
Title:	Authorized Signatory

The Northern Trust Company,
as a Lender

By:	/s/ Keith L. Burson
Name:	Keith L. Burson
Title:	Vice President

Schedule 3.20

Insurance

1.	Dresser-Rand Group Inc. Domestic and Foreign Automobile Liability policies

2.	Dresser-Rand Group Inc. Domestic and Foreign General Liability (including products and contractual liability) policies

3.	Dresser-Rand Group Inc. Domestic Workers Compensation policies

4.	Dresser-Rand Group Inc. Domestic and Foreign Employers Liability policies

5.	Dresser-Rand Group Inc. Excess Umbrella Liability policies

6.	Dresser-Rand Group Inc. Global Property, Boiler & Machinery and Business Interruption policy

7.	Dresser-Rand Group Inc. Global Marine Cargo policy

8.	Dresser-Rand Group Inc. Directors & Officers Liability policy

9.	Dresser-Rand Group Inc. Fiduciary Liability policy

10.	Dresser-Rand Group Inc. Crime (employee dishonesty) policy

11.	Dresser-Rand Group Inc. Specialized Risk policy

12.	Dresser-Rand Group Inc. Employment Practices Liability policy

13.	Dresser-Rand Group Inc. Non-owned Aircraft Liability policy